                         WAIVER AND SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

         This WAIVER AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Waiver and Second Amendment") is dated as of September 30, 2002 and entered into by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at 15260 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party to the Loan Agreement referred to below (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the LENDERS and MOBILE MINI, INC., a Delaware corporation with its chief executive office and principal place of business at 7420 South Kyrene Road, Suite 101, Tempe, Arizona 85283 ("Borrower").

                                    RECITALS

         Whereas, the Borrower, the Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of February 11, 2002, as amended, supplemented or otherwise modified to date (the "Loan Agreement"); capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Loan Agreement); and

         Whereas, the Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Waiver and Second Amendment, to waive certain potential violations of the Loan Agreement and to amend certain provisions of the Loan Agreement;

         Whereas, the Lenders are willing to agree to such waiver and to amend the Loan Agreement, subject to the conditions and on the terms set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Lenders and the Agent agree as follows:

         1. WAIVER. For good and valuable consideration and subject to the conditions and on the terms set forth in this Waiver and Second Amendment, Agent and the undersigned Lenders hereby agree to waive an Event of Default under
Section 10.1.13 of the Loan Agreement which may result in connection with a potential judgment in favor of Nuko Holdings I, LLC, a Delaware limited liability company, in the amount of up to $7,500,000, plus attorneys' fees, if applicable (the "Nuko Judgment").

         2. AMENDMENTS TO LOAN AGREEMENT. Subject to the conditions and on the terms set forth in this Waiver and Second Amendment and in reliance on the representations and warranties of the Borrower set forth in this Waiver and Second Amendment, the Loan Agreement is hereby amended as follows:

         2.1 AMENDMENT TO DEFINITION OF AVAILABILITY RESERVE. The definition of "Availability Reserve" in Appendix A of the Loan Agreement is deleted in its entirety and replaced with the following:

                  ""Availability Reserve" - a reserve against Availability equal to $10,000,000; provided, however, that such amount shall be increased to $17,500,000 from September _, 2002, until such time as a payment is made by Borrower under a final judgment with respect to the pending litigation matter between the Borrower and Nuko or the matter is otherwise finally resolved; provided further that, in the sole and absolute discretion of Agent, such amount may be reduced by the amount of a satisfactory appeal bond posted by Borrower in connection with the matter and/or up to $2,000,000 of proceeds held in escrow by Borrower in anticipation of a Nuko Judgment; provided further that the amount shall be reduced automatically if the trial court in the litigation matter between the Borrower and Nuko either (i) vacates the judgment issued in the case on September 13, 2002, by granting Borrower's motion to set aside the verdict or Borrower's motion for new trial (in either case, the reduction shall be in the amount of $7,500,000) or (ii) lowers the amount of the jury verdict in such matter by ordering a remittitur (in which case the reduction shall be in the amount of the remittitur ordered by the trial court)."

         2.2 AMENDMENT TO DEFINITION OF DEBT RATIO. The definition of "Debt Ratio" in Appendix A of the Loan Agreement is deleted in its entirety and replaced with the following:

                  ""Debt Ratio" - as of any date of determination, the ratio of (i) Funded Debt as of such date to (ii) Consolidated EBITDA for the four fiscal quarters ending on such date; provided, however, that solely for purposes of Section 8.3 and compliance with the Debt Ratio set forward in Exhibit 8.3, such calculation shall not include any accruals or cash payments made in connection with the Nuko Judgment."

         2.3 AMENDMENT TO DEFINITION OF FIXED CHARGE COVERAGE RATIO. The definition of "Fixed Charge Coverage Ratio" in Appendix A of the Loan Agreement is deleted in its entirety and replaced with the following:

                  ""Fixed Charge Coverage Ratio" - as of any date of determination, the ratio of (i) Consolidated Net Cash Flow for the four fiscal quarters ending on such date to (ii) the sum of Interest Expense for the four fiscal quarters ending on such date plus the current portion of Funded Debt as of such date; provided, however, that such calculation shall not include any accruals or cash payments made in connection with the Nuko Judgment."

         2.4 AMENDMENT TO DEFINITIONS-ADDITIONAL DEFINED TERMS. The definitions of each of "Nuko" and "Nuko Judgment" shall be inserted immediately following the definition of "Multiemployer Plan" in Appendix A as follows:

             "Nuko" - Nuko Holdings I, LLC, a Delaware limited liability company."

             "Nuko Judgment" - a court judgment in favor of Nuko equaling the lesser of (x) the actual amount of any final judgment rendered in favor of Nuko and (y) $7,500,000, plus costs and attorneys' fees."

         3. AMENDMENT FEE. In consideration of the foregoing, the Borrower hereby agrees to the pay the Agent for the pro rata account of all Lenders executing this Waiver and Second Amendment on or prior to 5:00 p.m. (Los Angeles
Time) on September __, 2002, an amendment fee equal to one hundred thousand dollars ($100,000), due and payable to Agent upon the effective date of this Waiver and Second Amendment.

         4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders and the Agent to enter into this Waiver and Second Amendment, the Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:

             4.1 CORPORATE ACTION. Borrower is duly authorized and empowered to enter into, execute, deliver and perform this Waiver and Second Amendment and Guarantors are duly authorized to enter into, execute, deliver and perform the Consent of Guarantors attached hereto (the "Guarantor Consent"). The execution, delivery and performance of this Waiver and Second Amendment have been duly authorized by all necessary corporate or other relevant action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of the Guarantors; (ii) contravene Borrower's or any of the Guarantors' charter or articles or certificate of incorporation or other organizational documents, as applicable; (iii) violate, or cause Borrower or any Guarantor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Guarantor is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any Guarantor.

             4.2 LEGALLY ENFORCEABLE AGREEMENT. This Waiver and Second Amendment is a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy or insolvency laws, and by general principles of equity.

             4.3 SOLVENT FINANCIAL CONDITION. Borrower is Solvent.

             4.4 NO DEFAULT OR EVENT OF DEFAULT. Except as provided herein, no event has occurred and is continuing or will result from the execution and delivery of this Waiver and Second Amendment that would constitute a Default or an Event of Default.

             4.5 NO MATERIAL ADVERSE EFFECT. Except as provided herein, no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

             4.6 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Waiver and Second Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

         5. CONDITIONS TO EFFECTIVENESS OF THIS WAIVER AND SECOND AMENDMENT. This Waiver and Second Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by the Borrower and the Majority Lenders and only if and when each of the following conditions is satisfied:

             5.1 AMENDMENT FEE. In consideration of the foregoing, the Borrower shall pay the Agent the amendment fee required by Section 3 above.

             5.2 NO DEFAULT OR EVENT OF DEFAULT; ACCURACY OF REPRESENTATIONS AND WARRANTIES. No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Waiver and Second Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrower shall have delivered to the Agent a certificate confirming such matters.

             5.3 EXPENSE REIMBURSEMENTS. The Borrower shall have paid all expense reimbursements due to the Agent pursuant to Section 2.8 of the Loan Agreement.

         6. EFFECT OF THIS WAIVER AND SECOND AMENDMENT. From and after the date on which this Waiver and Second Amendment becomes effective, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Loan Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.

         7. GOVERNING LAW; CONSENT TO FORUM. THIS WAIVER AND SECOND AMENDMENT HAS BEEN NEGOTIATED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN LOS ANGELES, CALIFORNIA. THIS WAIVER AND SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN CALIFORNIA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF AGENT'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF CALIFORNIA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER, AGENT OR ANY LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF LOS ANGELES COUNTY, CALIFORNIA, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER ON THE ONE HAND AND AGENT OR ANY LENDER ON THE OTHER HAND PERTAINING TO THIS WAIVER AND SECOND AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS WAIVER AND SECOND AMENDMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS WAIVER AND SECOND AMENDMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS WAIVER AND SECOND AMENDMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY AGENT OR ANY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER

THIS WAIVER AND SECOND AMENDMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         8. COMPLETE AGREEMENT. This Waiver and Second Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.

         9. CATCHLINES & COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Waiver and Second Amendment may be executed by one or more of the parties to this Waiver and Second Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Waiver and Second Amendment has been duly executed on the day and year specified at the beginning of this Agreement.

                                      BORROWER:

                                      MOBILE MINI, INC., a Delaware corporation

                                      By:   /s/ Lawrence Trachtenberg
                                            ------------------------------------
                                      Name:  Lawrence Trachtenberg
                                      Title: Executive Vice President

                                      AGENT:

                                      FLEET CAPITAL CORPORATION,
                                      a Rhode Island corporation, as Agent

                                      By:
                                            ------------------------------------
                                      Name:  Matthew Van Steenhuyse
                                      Title: Senior Vice President

         IN WITNESS WHEREOF, this Waiver and Second Amendment has been duly executed on the day and year specified at the beginning of this Agreement.

                                      BORROWER:

                                      MOBILE MINI, INC., a Delaware corporation

                                      By:
                                            ------------------------------------
                                      Name:  Lawrence Trachtenberg
                                      Title: Executive Vice President

                                      AGENT:

                                      FLEET CAPITAL CORPORATION,
                                      a Rhode Island corporation, as Agent

                                      By:   /s/ Matthew Van Steenhuyse
                                            ------------------------------------
                                      Name:  Matthew Van Steenhuyse
                                      Title: Senior Vice President

                                      LENDERS:

                                      FLEET CAPITAL CORPORATION,

                                      By:   /s/ Matthew Van Steenhuyse
                                            ------------------------------------
                                      Name:  Matthew Van Steenhuyse
                                      Title: Senior Vice President

                                      JP MORGAN CHASE BANK

                                      By:    /s/ Donna Diforio
                                             -----------------------------------
                                      Name:  Donna Diforio
                                      Title: Vice President

                                      BANK OF AMERICA, N.A.

                                      By:    /s/ Stephen King
                                             -----------------------------------
                                      Name:  Stephen King
                                      Title: Senior Vice President

                                      BANK ONE, NA,
                                      with its main office in Chicago, Illinois

                                      By:    /s/ Steve Reinhart
                                             -----------------------------------
                                      Name:  Steve Reinhart
                                      Title: First Vice President

                                      WASHINGTON MUTUAL BANK

                                      By:    /s/ Terri K. Lins
                                             -----------------------------------
                                      Name:  Terri K. Lins
                                      Title: Vice President

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION,
                                      f/k/a First Union National Bank

                                      By:    /s/ Eric Butler
                                             -----------------------------------
                                      Name:  Eric Butler
                                      Title: Managing Director

                                      DEUTSCHE FINANCIAL SERVICES CORP.

                                      By:    /s/ Joseph Kinkenon
                                             -----------------------------------
                                      Name:  Joseph Kinkenon
                                      Title: Vice President

                                      U.S. BANK NATIONAL ASSOCIATION

                                      By:    /s/ Joseph P. Howard
                                             -----------------------------------
                                      Name:  Joseph P. Howard
                                      Title: Vice President

                                      ALLFIRST BANK

                                      By:
                                             -----------------------------------
                                      Name:  Nancy Z. Reimann
                                      Title:
                                             -----------------------------------

                                      PNC BANK, NATIONAL ASSOCIATION

                                      By:    /s/ Lawrence Weinstein
                                             -----------------------------------
                                      Name:  Lawrence Weinstein
                                      Title: Vice President

                                      THE PROVIDENT BANK

                                      By:    /s/ Marshall M. Stuart
                                             -----------------------------------
                                      Name:  Marshall M. Stuart
                                      Title: Vice President

                                      BANK LEUMI USA

                                      By:    /s/ Jacques Delvoye
                                             -----------------------------------
                                      Name:  Jacques Delvoye
                                      Title: Vice President

                             CONSENT OF GUARANTORS

     Reference is hereby made to that certain Waiver and Second Amendment to Loan and Security Agreement, dated as of September 30, 2002 (as the same shall be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Waiver and Second Amendment"), among Fleet Capital Corporation ("Fleet"), a Rhode Island corporation with an office at 15260 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party thereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the Lenders and Mobile Mini, Inc., a Delaware corporation with its chief executive office and principal place of business at 7420 South Kyrene Road, Suite 101, Tempe, Arizona 85283 ("Borrower"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Waiver and Second Amendment and, to the extent not defined therein, in the Loan and Security Agreement, dated as of February 11, 2002, by and among the Borrower, the Agent and the Lenders (the "Loan Agreement").

     Each of the undersigned hereby (a) acknowledges receipt of a copy of the Waiver and Second Amendment, (b) consents to the terms of the Waiver and Second Amendment, (c) agrees and reaffirms that the Guaranty executed by it remains in full force and effect as a continuing guaranty of the obligations owing to the Agent and Lenders under the Loan Agreement and the Loan Documents referred to therein and (d) agrees and reaffirms that all of its obligations under each other Loan Document executed by it pursuant to the Loan Agreement remain in full force and effect, and each such document is hereby deemed to be entered into pursuant to the Loan Agreement.

     Although the Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that the Agent has no duty under the Loan Agreement or any other Loan Document or any other agreement between us to so notify us or to seek an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.

                                       GUARANTORS:

                                       MOBILE MINI I, INC.,
                                       an Arizona corporation

                                       By: /s/ Larry Trachtenberg
                                          --------------------------------------
                                          Name:  Larry Trachtenberg
                                                 -------------------------------
                                          Title: EVP, Secretary/Treasurer
                                                 -------------------------------

                                       MOBILE MINI HOLDINGS, INC.,
                                       a Delaware corporation

                                       By: /s/ Larry Trachtenberg
                                          --------------------------------------
                                          Name:  Larry Trachtenberg
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------


                                       DELIVERY DESIGN SYSTEMS, INC.,
                                       an Arizona corporation

                                       By: /s/ Larry Trachtenberg
                                          --------------------------------------
                                          Name:  Larry Trachtenberg
                                                 -------------------------------
                                          Title: EVP
                                                 -------------------------------


                                       MOBILE MINI, LLC,
                                       a Delaware limited liability company

                                       By: /s/ Larry Trachtenberg
                                          --------------------------------------
                                          Name:  Larry Trachtenberg
                                                 -------------------------------
                                          Title: EVP
                                                 -------------------------------


                                       MOBILE MINI, LLC,
                                       a California limited liability company

                                       By: /s/ Larry Trachtenberg
                                          --------------------------------------
                                          Name:  Larry Trachtenberg
                                                 -------------------------------
                                          Title: EVP
                                                 -------------------------------

                                       MOBILE MINI OF OHIO, LLC,
                                       a Delaware limited liability company

                                       By: /s/ Larry Trachtenberg
                                          --------------------------------------
                                          Name:  Larry Trachtenberg
                                                 -------------------------------
                                          Title: EVP
                                                 -------------------------------

                                       MOBILE MINI TEXAS LIMITED
                                       PARTNERSHIP, LLP,
                                       a Texas limited liability partnership

                                       By: /s/ Larry Trachtenberg
                                          --------------------------------------
                                          Name:  Larry Trachtenberg
                                                 -------------------------------
                                          Title: Treasurer
                                                 -------------------------------